AFBA
Five Star
FundSM

Semiannual Report
September 30, 1999


100% pure no-load
mutual funds



MESSAGE
To Our Shareholders

The six months ending September 30, 1999 continued trends started more than a year ago. Economic expansion continued and market indices advanced, but market volatility persisted.

This report includes the second in a series of discussions concerning overall portfolio and investment strategies of the various AFBA Five
Star Funds. The Portfolio Management Review immediately following this letter will discuss international investing generally, and techniques used by Kornitzer Capital Management, Inc. in the AFBA Five Star USA Global Fund.

In the past year, investors have been deluged with news reports about Year 2000 impact on investments and mutual funds. The directors and officers of the AFBA Five Star Fund understand these concerns, and have paid very close attention to such issues.
I am happy to report that all mission critical systems with respect to the AFBA Five Star Fund, including transfer agency, custodian, and portfolio accounting, are Y2K compliant.
Monitoring and testing of such systems will continue through year-end, and we will do whatever is required to assure that your investment is secure, and that your account information is properly processed.

                        Investment Results - Total Return
                    One Year Ended Since Inception
                       9/30/99    6/3/97 to 9/30/99
Balanced                6.76%           3.69%
Equity                 18.59%           7.70%
High Yield              1.21%           1.02%
USA Global             25.97%           9.37%

Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

We appreciate the opportunity to serve all of our investors, both old and new, and will be happy to answer your questions, hear your comments, or to provide additional information.

Sincerely,

C.C. Blanton
/s/C.C. Blanton
Chairman


Portfolio Management Review

Is Now the Time to Go Global?

Since the start of the Asian financial crisis during the summer of 1997, world financial markets have been particularly volatile. Although there remains many troubled spots in the world, notably
Indonesia and Latin America, most of Asia is on the mend and the United States economy remains very strong. We thought this would be a good time to review the AFBA Five Star USA Global Fund assets managed by Kornitzer Capital Management.
The Fund invests in U.S-based companies that receive at least 40% of their sales or income from outside the U.S. The objective is to own companies taking advantage of worldwide growth, while minimizing the risks associated with owning foreign stocks. So read on to learn of the advantages of this global investing approach.

Why Invest Globally?

A primary reason for investing globally is diversification. Because U.S. and foreign stock markets do not move up and down together in lock step, investors may reduce the overall risk of their portfolio (typically measured by the standard deviation of returns) by including both domestic and international stocks in their portfolios.

CHART - Figure 1. Contribution to World GDP, 1997

A second reason for investing globally is economic growth potential. Asia and the developing world have experienced growth rates that have outstripped those of the U.S. and Europe - largely driven by a combination of population growth and productivity improvements. Rapid economic expansion gives companies the opportunity to generate strong revenue and earnings growth.

Where to Invest?

There are ample opportunities to invest outside of the United States. The U.S. stock market accounted for 47% of total world stock market capitalization through 1997. With over half of the world's equity capitalization in foreign stocks, investors should not ignore international opportunities. Additional evidence of the importance of taking a global view of investing is provided by Figure 1, which shows the allocation of total contribution to worldwide
GDP. Note that the United States accounts for only one fifth of the world's economy.

Foreign vs. Domestic Investing - Differences

Investing in foreign stocks (or in international mutual funds, which buy foreign stocks) adds several additional risks and costs not generally encountered by purely domestic investors.

Commissions and Taxes. While commissions are fully negotiable in the U.S., the government or stock exchange in other countries often fixes them. Not surprisingly, fixed commission rates generally lead to higher costs for the foreign stock investor. Additionally, investors will frequently have to deal with withholding taxes on dividends.

Liquidity. Transaction volumes on U.S. exchanges are generally much higher than on foreign exchanges, leading to superior liquidity associated with domestic markets. This becomes very important when investment managers - faced with redemptions from their mutual funds - are forced to sell stocks. In addition, some countries restrict the type and number of shares foreign investors may own.

Exchange Rules. Many foreign stock exchanges require extended clearance and settlement periods.
E.g., stock trades settle in 5 days on the Italian
Stock Exchange versus 3 days on the NYSE. Also, rules governing the safekeeping of shares held by custodian banks may not be as developed as in the United States, putting those shares at risk should the custodian fail.

Supervision of Exchanges and Legal Remedies. There is generally less enforcement of security laws and supervision of stock exchanges in developing countries. Attempting to deal with a legal issue related to a foreign investment might require you to sue a company in a country where you have far fewer rights than what you may have in the United
States. And collecting a judgement from a U.S.
court against a foreign company may also be impossible.

Information. There is usually less publicly available information regarding foreign companies than there is for U.S.-based companies. In particular, foreign accounting practices may not require companies to report financial information as frequently as is required of U.S.-based corporations, and foreign companies are not necessarily subject to uniform accounting and auditing standards.

Political Risk. These are generally risks associated with the stability of national governments, including; coups, assassinations, civil unrest, expropriation of foreigner's assets and nationalization of corporations. For example, the French government nationalized steel and chemical companies in the mid-1980's in an effort to protect jobs.

Table 1. Top 10 Most Widely Held ADRs*

                                                                    SOURCE OF REVENUES
COMPANY                       COUNTRY        INFORMATION SOURCE      USAREST OF WORLD
Royal Dutch Petroleum         Netherlands    RD 1998 Annual Report      21%       79%
BP Amoco p.l.c.               United Kingdom BP 1998 Annual Report      47%       53%
Nokia Corporation             Finland        NOK 1998 Annual Report     21%+      79%
Unilever N.V.                 Netherlands    UN 1998 Annual Report      21%       79%
SmithKline Beecham            United Kingdom SBH 1998 Annual Report     51%       49%
Telefonos de Mexico           Mexico         Na                          Na        Na
Elan Corporation              Ireland        ELN 1998 Annual Report     74%       26%
Royal Philips Electronics     Netherlands    PHG 1998 Annual Report     24%       76%
YPF Sociedad Anonima          Argentina      YPF 1998 Annual Report      3%       97%
LM Ericsson Telephone         Sweden         ERICY 1998 Annual Report   10%#      90%

+ 21% from Americas
# Includes North America
*Most widely held ADRs as of July 23, 1999

Table 2. Top 10 Holdings in the AFBA Five Star USA Global Fund*

                                                                    SOURCE OF REVENUES
COMPANY                       COUNTRY        INFORMATION SOURCE      USAREST OF WORLD
Cisco Systems                 USA            CSCO 1998 Annual Report    41%       59%
National Semiconductor        USA            NSM 1998 Annual Report     38%       62%
Intel                         USA            INTC 1998 Annual Report    45%#      55%
McDonald's                    USA            MCD 1998 Annual Report     39%       61%
Analog Devices                USA            ADI 1998 Annual Report     50%#      50%
Sara Lee                      USA            SLE 1998 Annual Report     53%       47%
Applied Micro Circuits        USA            AMCC 1998 Annual Report    59%       41%
Microsoft                     USA            MSFT 1998 Annual Report    47%       53%
Hewlett-Packard               USA            HWP 1998 Annual Report     46%       54%
Johnson & Johnson             USA            JNJ 1998 Annual Report     53%       47%

# Includes North America
* AFBA Five Star USA Global Top 10 Holdings as of 9/30/99, statement of assets. Subject to change.


How Global is your Mutual Fund?

Table 1 shows the top ten most widely held ADRs along with the fraction of revenue that each company receives from the United States. Note that some of the companies get a substantial amount
(and sometimes a majority) of their revenue from customers in the U.S. Other widely held international stocks with significant percentages of their sales coming from the U.S. include; Sony of Japan (32%), News Corporation of Australia
(74%), DaimlerChrysler of Germany (50%), Novartis of Switzerland (37%), and Seagram of Canada (68%).
Clearly, owning foreign securities may not provide the diversification across the world's economies that might be expected. Similarly, Table 2 shows the ten largest holdings of the AFBA Five Star USA
Global Fund as of September 30, 1999. Note that the revenue outside of the United States as a percentage of total revenue is comparable to the majority of the widely held foreign stocks in Table 1. Table 2 demonstrates that it is possible to build a portfolio with significant international (non-U.S.) revenue exposure without investing on foreign exchanges or directly in foreign stocks. Indeed, this is one of the key objectives of the AFBA Five Star USA Global Fund.

Why do we Expect U.S. Companies to Dominate?

Recognized Brand Names. From Calcutta to Cairo, many products of U.S.-based companies are as recognizable in other countries as the best foreign brands. Building a worldwide recognized brand takes years of hard work, billions of dollars in marketing, and a great product. For example, Coca-Cola was introduced in France in 1933. Thirty-three years later, in 1966, it became the number-one soft drink, and today, has a 6-to-1 lead over the second-place brand. What does it take to maintain the leading brand position? Coca-
Cola invested 3 billion francs in France from 1989 through 1997.

Customization of Products. Local tastes often dictate which products will succeed or fail. The reluctance or inability to design products that satisfy the tastes of customers in a particular country assures long-term failure. Consider what it takes to be a worldwide success. McDonald's, a U.S.-based company, has developed the world's largest restaurant chain by tailoring its menu to the local tastes of virtually every country.

Low Penetration. The vast majority of recognized and widely distributed brands of U.S. companies still have tremendous growth opportunities overseas. While many of these products are used daily in the U.S. (such as computers, cell phones and pharmaceuticals), they are just beginning to be discovered by consumers in many of the most populous countries. Importantly, in many of the countries with the lowest penetration, branded products have already attained high levels of brand recognition.

Superior Products. In many industries U.S.
companies have very little, if any, foreign competition. Often the only competitors are other
U.S. companies. Nowhere is this more evident than in the technology sector. Intel, Microsoft and Cisco Systems, all of which receive more than one-half of their revenue from outside the United
States, primarily compete with other U.S.-based firms.

In summary, we are extremely excited about prospects for global growth. Looking around the world we see rising population and wealth, and a rapid adoption of new products and technologies.
The world's demand for such diverse products as microprocessors, software, Internet infrastructure equipment, soft drinks, aircraft, fast food, and wireless communications equipment should continue to be very strong. Respectively, we see the world leaders in each of these areas as Intel, Microsoft, Cisco Systems, Coca-Cola, Boeing,
McDonald's, and Motorola - all U.S.-based companies. In many other industries we see the same pattern of high growth markets with U.S.- based corporations in product leadership positions moving quickly to capture that growth. We believe that owning these opportunistic U.S.-based corporations, rather than their foreign competitors is the smartest, and safest, way to play global growth.

We hope this discussion of the AFBA Five Star USA
Global Fund has been useful in giving you insight to the management of the Fund. We look forward to discussing other AFBA Funds with you in the future.

Sincerely,
/s/John C. Kornitzer       /s/Kent W. Gasaway
John C. Kornitzer          Kent W. Gasaway
President                  Sr. Vice President

Tom W. Laming
/s/Tom W. Laming
Sr. Vice President


AFBA FIVE STAR
BALANCED FUND

SCHEDULE OF INVESTMENTS
September 30, 1999 (unaudited)


SHARES    COMPANY                                          MARKET VALUE

COMMON STOCKS - 54.12%
CAPITAL GOODS - 2.63%
 1,500    Lockheed Martin Corp.                             $    49,031
 1,000    Tyco International Ltd.                               103,250
                                                                152,281
CONSUMER CYCLICAL - 13.99%
 3,000    Carnival Corp.                                        130,500
 6,000    Elcor Corp.                                           150,000
 4,000    Ethan Allen Interiors, Inc.                           127,250
 2,900    Interface, Inc. Cl. A                                  14,862
 4,000    Kmart Corp.*                                           46,750
 5,000    Mirage Resorts, Inc.*                                  70,313
 7,000    ServiceMaster Co.                                     112,437
 8,000    Strayer Education, Inc.                               159,000
                                                                811,112
CONSUMER STAPLES - 3.35%
 4,000    Disney (Walt) Holding Co.*                            103,500
 3,000    PepsiCo, Inc.                                          90,750
                                                                194,250
ENERGY - 3.42%
17,000    Frontier Oil Corp.*                                   115,813
 1,500    Global Marine, Inc.*                                   24,656
 1,000    McDermott International, Inc.                          20,250
 1,500    Nabors Industries, Inc.*                               37,500
                                                                198,219
FINANCIAL - 9.88%
 2,000    American Express Co.*                                 269,250
 3,000    Kansas City Southern Industries, Inc.                 139,313
 1,500    Union Planters Corp.                                   61,125
 2,000    UNUMProvident Corp.                                    58,875
 1,500    Washington Mutual, Inc.*                               43,875
                                                                572,438
HEALTH CARE - 4.50%
 1,000    American Home Products Corp.                           41,500
 2,500    Merck & Company, Inc.                                 162,031
 3,000    Quintiles Transnational Corp.*                         57,094
                                                                260,625
TECHNOLOGY - 10.83%
 1,500    Alcatel Alsthom ADR                                    41,625
 1,250    Cisco Systems, Inc.                                    85,703
 3,000    Diebold, Inc.                                          69,375
 1,250    Intel Corp.                                            92,891
 1,000    International Business Machines Corp.                 121,375
   750    Microsoft Corp.*                                       67,922
 3,000    Scientific-Atlantic, Inc.                             148,687
                                                                627,578
TRANSPORTATION & SERVICES - 4.10%
 3,000    FDX Corp.                                             116,250
 8,000    Southwest Airlines Co.                                121,500
                                                                237,750
UTILITIES - 1.42%
 2,000    Enron Corp.                                            82,500

TOTAL COMMON STOCKS                                           3,136,753

CONVERTIBLE PREFERRED STOCKS - 8.53%
 1,600    Bethlehem Steel Corp.                                  53,600
 1,000    Cyprus Amax Minerals Co.                               48,125
 2,000    Freeport-McMoran Copper & Gold, Inc.                   35,250
 8,200    ICO Holdings, Inc.                                    106,600
 2,000    Kmart Financing I                                      95,250
 4,000    Tesoro Petroleum Corp.                                 62,750
 2,500    Texas Industries                                       93,125

TOTAL CONVERTIBLE PREFERRED STOCKS                              494,700

  FACE
 AMOUNT   DESCRIPTION                                      MARKET VALUE

CORPORATE BONDS - 14.77%
$200,000  Eagle Geophysical, Inc., 10.75%, due 7-15-08    $      37,000
175,000   Frontier Oil Corp., 9.125%, due 2-15-06               167,125
 5,000    Giant Industries, Inc., 9.75%, due 11-15-03             4,937
 5,000    HS Resources, Inc., 9.875%, due 12-1-03                 5,063
40,000    ICO Holdings, Inc., 10.375%, due 6-1-07                34,200
100,000   Kaiser Aluminum & Chemical Corp., 12.75%, due 2-1-03
100,000
 5,000    Nortek, Inc., 9.875%, due 3-1-04                        4,925
130,000   Pilgrim's Pride Corp., 10.875%, due 8-1-03            131,300
75,000    Plains Resources, Inc., 10.25%, due 3-15-06            76,125
150,000   Republic Group, Inc., 9.50%, due 7-15-08              139,500
75,000    Specialty Retailers, Inc., 9.00%, due 7-15-07          44,625
105,000   United Refining Co., 10.75%, due 6-15-07               69,825
50,000    Wiser Oil Co., 9.50%, due 5-15-07                      41,250

TOTAL CORPORATE BONDS                                           855,875

CONVERTIBLE CORPORATE BONDS - 21.05%
30,000    Allwaste, Inc., 7.25%, due 6-1-14                 $     2,400
55,000    Callon Petroleum Co., 10.25%, due 9-15-04              54,312
200,000   HMT Technology Corp., 5.75%, due 1-15-04               76,000
125,000   Hexcel Corp., 7.00%, due 8-1-03                        99,688
95,000    Integrated Device Technology, Inc., 5.50%, due 6-1-02
90,369
155,000   Intevac, Inc., 6.50%, due 3-1-04                       81,375
 9,000    Kerr McGee Corp., 7.50%, due 5-15-14                    8,741
175,000   Key Energy Group, Inc., 5.00%, due 9-15-04            122,500
150,000   Lomak Petroleum, Inc., 6.00%, due 2-1-07               93,375
100,000   Micron Technology, Inc., 7.00%, due 7-1-04            117,625
10,000    Moran Energy, Inc., 8.75%, due 1-15-08                  9,725
100,000   National Semiconductor Corp., 6.50%, due 10-1-02      100,000
10,000    OHM Corp., 8.00%, due 10-1-06                           9,125
50,000    Sabratek Corp., 6.00%, due 4-15-05                     13,375
50,000    Southern Mineral Corp., 6.875%, due 10-1-07            17,250
150,000   Sunrise Assisted Living, Inc., 5.50%, due 6-15-02     145,500
205,000   Swift Energy Co., 6.25%, due 11-15-06                 169,381
10,000    Weston (Roy F.), Inc., 7.00%, due 4-15-02               9,200

TOTAL CONVERTIBLE CORPORATE BONDS                             1,219,941

TOTAL INVESTMENTS - 98.47%                                    5,707,269

Other assets less liabilities - 1.53%                            88,820

TOTAL NET ASSETS - 100.00%                                  $ 5,796,089


The identified cost of investments owned at September 30, 1999, was the same for federal income tax and book purposes.

Net unrealized depreciation for federal
income tax purposes was $533,892, which is comprised of unrealized appreciation of $416,094, and unrealized depreciation of $949,986.

*Non-income producing security

See accompanying Notes to Financial
Statements.


AFBA FIVE STAR
EQUITY FUND

SCHEDULE OF INVESTMENTS
September 30, 1999 (unaudited)

SHARES    COMPANY                                          MARKET VALUE

COMMON STOCKS - 97.19%
CAPITAL GOODS - 3.60%
 2,000    Lockheed Martin Corp.                             $    65,375
 2,400    Tyco International Ltd.                               247,800
                                                                313,175
CONSUMER CYCLICAL - 14.33%
 6,400    Barnes & Noble, Inc.*                                 166,400
 5,800    Brunswick Corp.                                       144,275
 5,500    Coachmen Industries, Inc.                              84,562
10,700    CompUSA, Inc.*                                         65,537
 6,600    Elcor Corp.                                           165,000
 7,400    Ethan Allen Interiors, Inc.                           235,413
14,800    Mirage Resorts, Inc.*                                 208,125
11,000    ServiceMaster Co.                                     176,688
                                                              1,246,000
CONSUMER STAPLES - 12.75%
 8,400    Disney (Walt) Holding Co.*                            217,350
 5,500    McDonald's Corp.                                      236,500
 7,600    PepsiCo, Inc.                                         229,900
 9,600    Sara Lee Corp.                                        225,000
 6,800    Viad Corp.                                            200,600
                                                              1,109,350
ENERGY - 2.78%
 4,100    Royal Dutch Petroleum Co.                             242,156

FINANCIAL - 16.65%
 7,200    Allstate Corp.                                        179,550
 2,700    American Express Co.*                                 363,488
 2,500    American Financial Group, Inc.*                        70,156
 2,300    CIT Group, Inc. Cl. A                                  47,294
 5,100    Fleet Financial Group, Inc.                           186,788
 3,500    Kansas City Southern Industries, Inc.                 162,531
 3,800    PNC Bank Corp.                                        200,212
 3,600    Union Planters Corp.                                  146,700
 3,100    UNUMProvident Corp.                                    91,256
                                                              1,447,975
HEALTH CARE - 10.78%
 5,400    Abbott Laboratories                                   198,450
 2,900    Johnson & Johnson*                                    266,437
 4,000    Merck & Company, Inc.                                 259,250
 4,900    Schering-Plough Corp.                                 213,763
                                                                937,900
TECHNOLOGY - 23.72%
 4,900    Analog Devices*                                       251,125
 7,500    Atmel Corp.*                                          253,594
 7,050    Cisco Systems, Inc.                                   483,366
 9,200    Diebold, Inc.                                         212,750
 2,600    Hewlett-Packard Co.                                   239,200
 4,200    Microsoft Corp.*                                      380,362
 4,900    Scientific-Atlantic, Inc.                             242,856

                                                              2,063,253
TRANSPORTATION & SERVICES - 5.74%
 6,600    FDX Corp.                                             255,750
16,000    Southwest Airlines Co.                                243,000
                                                                498,750
UTILITIES - 6.84%
 9,200    Enron Corp.                                           379,500
 2,800    GTE Corp.                                             215,250
                                                                594,750

TOTAL COMMON STOCKS                                           8,453,309

  FACE
 AMOUNT   DESCRIPTION                                      MARKET VALUE

REPURCHASE AGREEMENT - 2.70%
$235,000  UMB Bank, n.a., 4.70%, due 10-1-99
            (Collateralized by Federal National
            Mortgage Discount Notes,
            due 10-5-99 with a value of $239,824)           $   235,000

TOTAL INVESTMENTS - 99.89%                                    8,688,309

Other assets less liabilities - 0.11%                             9,651

TOTAL NET ASSETS - 100.00%                                  $ 8,697,960


The identified cost of investments owned at September 30, 1999, was the same for federal income tax and book purposes.

Net unrealized appreciation for federal
income tax purposes was $753,300, which is comprised of unrealized appreciation of $1,534,052, and unrealized depreciation of $780,752.

*Non-income producing security

See accompanying Notes to Financial
Statements.


AFBA FIVE STAR
HIGH YIELD FUND

SCHEDULE OF INVESTMENTS
September 30, 1999 (unaudited)

SHARES    COMPANY                                          MARKET VALUE

CONVERTIBLE PREFERRED STOCKS - 14.14%
 2,000    Bethlehem Steel Corp.                             $    67,000
 2,000    Cyprus Amax Minerals Co.                               96,250
 1,800    Freeport-McMoran Copper & Gold, Inc.                   31,725
 7,200    ICO Holdings, Inc.                                     93,600
 3,000    Kmart Financing I                                     142,875
 5,000    Tesoro Petroleum Corp.                                 78,438
 2,500    TXI Capital Trust I                                    93,125
 2,000    Union Pacific Capital Trust                            91,250

TOTAL CONVERTIBLE PREFERRED STOCKS                              694,263

  FACE
 AMOUNT   DESCRIPTION                                      MARKET VALUE

CORPORATE BONDS - 38.90%
$50,000   Advance Stores, Inc., 10.25%, due 4-15-08         $    46,750
35,000    Callon Petroleum Co., 10.00%, due 12-15-01             33,862
100,000   Callon Petroleum Co., 10.125%, due 9-15-02             97,250
175,000   Eagle Geophysical, Inc., 10.75%, due 7-15-08           32,375
100,000   Fairchild Semiconductor Corp., 10.125%, due 3-15-07
98,750
200,000   Frontier Oil Corp., 9.125%, due 2-15-06               191,000
205,000   Giant Industries, Inc., 9.75%, due 11-15-03           202,438
180,000   HS Resources, Inc., 9.875%, due 12-1-03               182,250
50,000    ICO Holdings, Inc., 10.375%, due 6-1-07                42,750
125,000   Kaiser Aluminum & Chemical Corp., 12.75%, due 2-1-03
125,000
25,000    Kmart Corp., 9.35%, due 1-2-20                         26,874
44,000    Kmart Corp., 9.78%, due 1-5-20                         46,925
 5,000    Nortek, Inc., 9.875%, due 3-1-04                        4,925
220,000   Pilgrim's Pride Corp., 10.875%, due 8-1-03            222,200
150,000   Plains Resources, Inc., 10.25%, due 3-15-06           152,250
100,000   Purina Mills, Inc., 9.00%, due 3-15-10                 21,500
150,000   Republic Group, Inc., 9.50%, due 7-15-08              139,500
125,000   Specialty Retailers, Inc., 9.00%, due 7-15-07          74,375
130,000   United Refining Co., 10.75%, due 6-15-07               86,450
100,000   Wiser Oil Co., 9.50%, due 5-15-07                      82,500

TOTAL CORPORATE BONDS                                         1,909,924

CONVERTIBLE CORPORATE BONDS - 39.37%
$32,000   Allwaste, Inc., 7.25%, due 6-1-14                 $     2,560
300,000   Exide Corp., 2.90%, due 12-15-05                      176,250
175,000   HMT Technology Corp., 5.75%, due 1-15-04               66,500
125,000   Hexel Corp., 7.00%, due 8-1-03                         99,688
195,000   Integrated Device Technology, Inc., 5.50%, due 6-1-02
185,494
225,000   Intevac, Inc., 6.50%, due 3-1-04                      118,125
67,000    Kerr McGee Corp., 7.50%, due 5-15-14                   65,074
175,000   Key Energy Group, Inc., 5.00%, due 9-15-04            122,500
150,000   Lomak Petroleum, Inc., 6.00%, due 2-1-07               93,375
90,000    Micron Technology, Inc., 7.00%, due 7-1-04            105,862
210,000   Moran Energy, Inc., 8.75%, due 1-15-08                204,225
100,000   National Semiconductor Corp., 6.50%, due 10-1-02      100,000
35,000    OHM Corp., 8.00%, due 10-1-06                          31,937
75,000    Sabratek Corp., 6.00%, due 4-15-05                     20,062
50,000    Southern Mineral Corp., 6.875%, due 10-1-07            17,250
175,000   Sunrise Assisted Living, Inc., 5.50%, due 6-15-02     169,750
282,000   Swift Energy Co., 6.25%, due 11-15-06                 233,003
110,000   VLSI Technology, Inc., 8.25%, due 10-1-05             112,200
10,000    Weston (Roy F.), Inc., 7.00%, due 4-15-02               9,200

TOTAL CONVERTIBLE CORPORATE BONDS                             1,933,055

REPURCHASE AGREEMENT - 5.90%
290,000   UMB Bank, n.a., 4.70%, due 10-1-99
            (Collateralized by Federal National
            Mortgage Discount Notes,
            due 10-5-99 with a value of $296,782)               290,000

TOTAL INVESTMENTS - 98.31%                                    4,827,242

Other assets less liabilities - 1.69%                            82,767

TOTAL NET ASSETS - 100.00%                                  $ 4,910,009


The identified cost of investments owned at September 30, 1999, was the same for federal income tax and book purposes.

Net unrealized depreciation for federal
income tax purposes was $585,674, which is comprised of unrealized appreciation of $61,639, and unrealized depreciation of $647,313.


See accompanying Notes to Financial
Statements.


AFBA FIVE STAR
USA GLOBAL FUND

SCHEDULE OF INVESTMENTS
September 30, 1999 (unaudited)

SHARES    COMPANY                                          MARKET VALUE

COMMON STOCKS - 93.58%
BASIC MATERIALS - 3.97%
 2,700    Praxair, Inc.                                     $   124,200
 5,900    Sigma-Aldrich Corp.                                   187,325
                                                                311,525
CAPITAL GOODS - 8.71%
 3,100    Allied Signal, Inc.                                   185,806
 2,000    Applied Materials, Inc.*                              155,750
 3,500    Boeing Co.                                            149,188
 4,900    Teleflex, Inc.                                        193,244
                                                                683,988
CONSUMER CYCLICAL - 4.22%
18,700    Interface, Inc. Cl. A                                  95,837
 3,500    Korn/Ferry International*                              80,719
 4,400    Lear Corp.*                                           154,825
                                                                331,381
CONSUMER STAPLES - 17.24%
 4,400    Bestfoods, Inc.                                       213,400
 3,900    Coca-Cola Co.                                         187,444
 6,200    McDonald's Corp.                                      266,600
 2,000    Procter & Gamble Co.                                  187,500
11,000    Sara Lee Corp.                                        257,812
 3,500    Wrigley, (Wm.) Jr. Co.                                240,844
                                                              1,353,600
ENERGY - 4.82%
 1,900    Mobil Corp.                                           191,425
 3,000    Schlumberger Ltd.                                     186,938
                                                                378,363
FINANCIAL - 1.33%
 2,500    AFLAC, Inc.                                           104,687

HEALTH CARE - 11.92%
 5,600    American Home Products Corp.                          232,400
 3,300    Bristol Myers-Squibb Co.                              222,750
 2,700    Johnson & Johnson*                                    248,062
 1,900    Quintiles Transnational Corp.*                         36,159
 4,500    Schering-Plough Corp.                                 196,313
                                                                935,684
TECHNOLOGY - 41.37%
 5,100    Analog Devices, Inc.*                                 261,375
 4,500    Applied Micro Circuits Corp.                          256,500
 6,100    Cisco Systems, Inc.                                   418,231
 2,700    Dallas Semiconductor                                  144,281
 4,300    Etec Systems, Inc.*                                   161,788
 2,700    Hewlett-Packard Co.                                   248,400
23,000    HMT Technology Corp.*                                  80,500
 3,900    Integrated Device Technology, Inc.*                    72,150
 3,800    Intel Corp.                                           282,388
16,000    Intevac, Inc.*                                         72,000
 2,800    Microsoft Corp.*                                      253,575
 2,500    Motorola, Inc.                                        220,000
12,500    National Semiconductor Corp.*                         381,250
 2,600    Rockwell International Corp.                          136,500
 5,600    Seagate Technology, Inc.*                             172,550
 5,400    Thermoquest Corp.*                                     54,675
 8,600    Western Digital Corp.*                                 32,250
                                                              3,248,413

TOTAL COMMON STOCKS                                           7,347,641

  FACE
 AMOUNT   DESCRIPTION                                      MARKET VALUE

REPURCHASE AGREEMENT - 6.88%
$ 540,000 UMB Bank, n.a., 4.70%, due 10-1-99
            (Collateralized by Federal National
            Mortgage Discount Notes,
            due 10-5-99 with a value of $551,595)           $   540,000

TOTAL INVESTMENTS - 100.46%                                   7,887,641

Other assets less liabilities - (0.46%)                        (36,046)

TOTAL NET ASSETS - 100.00%                                  $ 7,851,595


The identified cost of investments owned at September 30, 1999, was the same for federal income tax and book purposes.

Net unrealized appreciation for federal
income tax purposes was $978,361, which is comprised of unrealized appreciation of $1,593,826, and unrealized depreciation of $615,465.

*Non-income producing security

See accompanying Notes to Financial Statements.


STATEMENT OF ASSETS
AND LIABILITIES

September 30, 1999 (unaudited)

                                                             BALANCED      EQUITY     HIGH YIELD    USA GLOBAL
                                                               FUND         FUND          FUND         FUND
ASSETS:
 Investments, at value (identified cost $6,241,161,
   $7,935,009, $5,412,916 and $6,909,279, respectively)   $ 5,707,269   $ 8,688,309   $ 4,827,242  $ 7,887,641
 Cash                                                          28,863          -            3,781       10,085
 Dividends receivable                                           8,731        11,034         6,988        5,105
 Interest receivable                                           57,152            30       104,336           70
 Receivable for investments sold                               13,125       154,715          -            -

     Total assets                                           5,815,140     8,854,088     4,942,347    7,902,901

LIABILITIES AND NET ASSETS:
 Cash overdraft                                                  -           80,793          -            -
 Fees payable                                                   4,902         7,420         4,040        6,775
 Payable for investments purchased                             14,149        67,915        28,298       44,531

     Total liabilities                                         19,051       156,128        32,338       51,306

NET ASSETS                                                $ 5,796,089   $ 8,697,960   $ 4,910,009  $ 7,851,595

NET ASSETS CONSIST OF:
 Capital (capital stock and paid-in capital)              $ 6,320,669   $ 8,362,042   $ 5,467,452  $ 7,029,374
 Accumulated undistributed (over distributed)
   net investment income                                       11,999       (3,126)        19,105        4,516
 Accumulated undistributed net realized gain (loss)
   on sale of investments                                     (2,687)     (414,256)         9,126    (160,656)
 Net unrealized appreciation (depreciation)
   in value of investments                                  (533,892)     (753,300)     (585,674)      978,361

NET ASSETS APPLICABLE TO OUTSTANDING SHARES               $ 5,796,089   $ 8,697,960   $ 4,910,009  $ 7,851,595

Capital shares, $1.00 par value:
 Authorized                                                10,000,000    10,000,000    10,000,000   10,000,000

 Outstanding                                                  581,104       743,765       548,972      643,890

NET ASSET VALUE PER SHARE                                    $   9.97      $  11.69      $   8.94     $  12.19

See accompanying Notes to Financial Statements.



STATEMENTS
OF OPERATIONS

Six months ended September 30, 1999 (unaudited)

                                                         BALANCED      EQUITY  HIGH YIELD USA GLOBAL
                                                           FUND         FUND      FUND      FUND
INVESTMENT INCOME:
 Income:
   Dividends (net of foreign taxes withheld)           $   34,628  $   37,652  $   26,145  $   25,370
   Interest                                               112,602      10,803     191,839      15,754
                                                          147,230      48,455     217,984      41,124

 Expenses (Note 2):
   Management fees                                         27,388      41,912      21,722      35,638
   Registration fees and expenses                          11,250      11,154      10,979      10,904
     Total expenses before reimbursement                   38,638      53,066      32,701      46,542
     Less: expense reimbursement                          (8,847)     (7,758)     (9,171)     (8,147)
     Net expenses                                          29,791      45,308      23,530      38,395
     Net investment income                                117,439       3,147     194,454       2,729

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain (loss) from investment transactions
   (excluding repurchase agreements):
   Proceeds from sales of investments                   1,033,906     927,094     632,286     477,973
   Cost of investments sold                             1,028,140     879,604     620,856     408,033
     Net realized gain (loss) from
      sales of investments                                  5,766      47,490      11,430      69,940
   Gain from option contracts written                        -           -           -           -
     Net realized gain (loss) from
      investment transactions                               5,766      47,490      11,430      69,940
 Unrealized appreciation (depreciation) on investments:
   Beginning of period                                  (330,992)     753,893   (453,742)     459,732
   End of period                                        (533,892)     753,300   (585,674)     978,361
   Increase (decrease) in net unrealized appreciation
     (depreciation) on investments                      (202,900)       (593)   (131,932)     518,629
     Net gain (loss) on investments                     (197,134)      46,897   (120,502)     588,569
   Increase (decrease) in net assets resulting
     from operations                                   $ (79,695)  $   50,044  $   73,952  $  591,298

See accompanying Notes to Financial Statements.



STATEMENTS OF CHANGES
IN NET ASSETS

                                                              BALANCED FUND            EQUITY FUND
                                                         SIX MONTHS               SIX MONTHS
                                                         ENDED          YEAR      ENDED            YEAR
                                                         SEPTEMBER 30,  ENDED     SEPTEMBER 30,    ENDED
                                                            1999       MARCH 31,     1999         MARCH 31,
                                                        (unaudited)     1999      (unaudited)      1999

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income                                  $   117,439  $   190,516  $    3,147  $      34,57
 Net realized gain (loss) from investment transactions        5,766      (7,993)      47,490     (460,819)
 Net unrealized appreciation (depreciation)
   of investments during the period                       (202,900)    (409,071)       (593)       497,523
   Net increase (decrease) in net assets
     resulting from operations                             (79,695)    (226,548)      50,044        71,276

DISTRIBUTIONS TO SHAREHOLDERS FROM:**
 Net investment income                                    (127,035)    (171,597)    (13,499)      (32,370)
 Net realized gain from investment transactions               -          (9,146)       -             -
   Total distributions to shareholders                    (127,035)    (180,743)    (13,499)      (32,370)

INCREASE FROM CAPITAL SHARE TRANSACTIONS:*
 Proceeds from shares sold                                1,435,352    4,673,972   1,662,268     5,048,164
  Net asset value of shares issued for
     reinvestment of distributions                          124,735      175,665      13,419        32,141
                                                          1,560,087    4,849,637   1,675,687     5,080,305
 Cost of shares repurchased                               (894,458)    (810,261)   (336,453)   (1,388,846)
   Net increase from capital share transactions             665,629    4,039,376   1,339,234     3,691,459
     Total increase in net assets                           458,899    3,632,085   1,375,779     3,730,365

NET ASSETS:
 Beginning of period                                      5,337,190    1,705,105    7,322,181    3,591,816
 End of period                                          $ 5,796,089  $ 5,337,190  $ 8,697,960  $ 7,322,181

 Undistributed net investment income at end of period   $    11,999  $    21,595  $   (3,126)  $     7,226

*Shares issued and repurchased:
 Number of shares sold                                      133,579       427,995     135,835      449,255
 Number of shares issued for reinvestment
   of distributions                                          11,913        17,250       1,105        2,890
                                                            145,492       445,245     136,940      452,145
 Number of shares repurchased                              (86,699)      (72,592)    (27,567)    (122,896)
   Net increase                                              58,793       372,653     109,373      329,249

**Distributions to shareholders:
 Income dividends per share                             $       .24  $        .40  $      .02  $       .06
 Capital gains distribution per share                   $       -    $        .02  $      -    $       -

See accompanying Notes to Financial Statements.


STATEMENTS OF CHANGES
IN NET ASSETS

                                                             HIGH YIELD FUND          USA GLOBAL FUND
                                                         SIX MONTHS               SIX MONTHS
                                                         ENDED          YEAR      ENDED            YEAR
                                                         SEPTEMBER 30,  ENDED     SEPTEMBER 30,    ENDED
                                                            1999       MARCH 31,     1999         MARCH 31,
                                                        (unaudited)     1999      (unaudited)      1999
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income                                  $  194,454   $  217,793   $     2,729  $    29,145
 Net realized gain (loss) from investment transactions      11,430      (2,303)        69,940    (191,248)
 Net unrealized appreciation (depreciation)
   of investments during the period                      (131,932)    (471,993)       518,629      277,431
   Net increase (decrease) in net assets
     resulting from operations                              73,952    (256,503)       591,298      115,328

DISTRIBUTIONS TO SHAREHOLDERS FROM:**
 Net investment income                                   (191,596)    (201,852)      (11,334)     (21,277)
 Net realized gain from investment transactions              -         (11,115)          -          -
   Total distributions to shareholders                   (191,596)    (212,967)      (11,334)     (21,277)

INCREASE FROM CAPITAL SHARE TRANSACTIONS:*
 Proceeds from shares sold                               1,342,955    3,074,965     1,607,837    3,076,895
  Net asset value of shares issued for
     reinvestment of distributions                         187,655      205,296        11,262       21,084
                                                         1,530,610    3,280,261     1,619,099    3,097,979

 Cost of shares repurchased                              (494,854)    (214,474)     (181,647)    (303,021)
   Net increase from capital share transactions          1,035,756    3,065,787     1,437,452    2,794,958
     Total increase in net assets                          918,112    2,596,317     2,017,416    2,889,009

NET ASSETS:
 Beginning of period                                     3,991,897    1,395,580     5,834,179    2,945,170
 End of period                                         $ 4,910,009  $ 3,991,897   $ 7,851,595  $ 5,834,179

 Undistributed net investment income at end of period  $    19,105  $    16,247   $     4,516  $    13,121


*Shares issued and repurchased:
 Number of shares sold                                     144,659      305,962       130,741     289,988
 Number of shares issued for reinvestment
   of distributions                                         20,603       21,917           935       1,964
                                                           165,262      327,879       131,676     291,952
 Number of shares repurchased                             (54,047)     (21,499)      (15,147)    (28,294)
   Net increase                                            111,215      306,380       116,529     263,658

**Distributions to shareholders:
 Income dividends per share                            $       .39  $       .58   $       .02  $      .05
 Capital gains distribution per share                  $       -    $       .03   $       -    $      -

See accompanying Notes to Financial Statements.


1. SIGNIFICANT ACCOUNTING POLICIES:

The AFBA Five Star Fund, Inc. (the Fund), a
Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company with the following series: AFBA Five Star Balanced
Fund, AFBA Five Star Equity Fund, AFBA Five Star
High Yield Fund and AFBA Five Star USA Global
Fund. The Fund was organized on January 9, 1997 and commenced operations on June 3, 1997. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation - Corporate stocks, bonds and options traded on a national securities exchange or national market are valued at the latest sales price thereof, or if no sale was reported on that date, the mean between the closing bid and asked price is used.

Securities which are traded over-the-counter are priced at the mean between the latest bid and asked price. Securities not currently traded are valued at fair value as determined by the Board of Directors. Securities with maturities of 60 days or less when acquired or subsequently within 60 days of maturity are valued at amortized cost, which approximates market value.

B. Federal and State Taxes - The Fund complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and therefore, no provision for federal or state tax is required. As of March 31, 1999, the Equity,
High Yield and USA Global Funds had accumulated net realized losses on sales of investments for federal income tax purposes of $461,746, $2,303 and $160,297, respectively, which expire in 2007.

C. Options - In order to produce incremental earnings and protect gains, the Fund may write covered call options on portfolio securities. When a Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. If an option which a Fund has written either expires on its stipulated expiration date, or if a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. The primary risks associated with the use of options are an imperfect correlation between the change in market value of the securities held by the Fund and the price of the option, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. There were no outstanding covered call options or transactions in call options written as of and for the period ended
September 30, 1999.

D. Expense Limitation - Jones & Babson, Inc., the underwriter and distributor of the Fund, has voluntarily agreed to pay certain expenses of the Fund so that the total annual operating expenses of a portfolio will not exceed 1.08% of its average daily net assets. Jones & Babson, Inc. may be reimbursed by the Fund for such expenses at a later date if such reimbursement does not cause a portfolio's expenses to exceed the expense limitation percentage noted above.

E. Security Transactions and Investment Income -
Security transactions are accounted for on the date the securities are purchased or sold.
Dividend income less foreign taxes withheld (if any) are recorded on the ex-dividend date.
Interest income is recognized on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis. Market discounts on debt securities are amortized; premiums are not amortized.

F. Distributions to Shareholders - Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for deferral of post October and wash sale losses.

G. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

2. MANAGEMENT FEES:

Management fees are paid to AFBA Investment
Management Company at the rate of 1% per annum of the average daily net asset values of the Fund for services which include administration, and all other operating expenses of the Fund except the cost of acquiring and disposing of portfolio securities, the taxes, if any, imposed directly on the Fund and its shares and the cost of qualifying the Funds' shares for sale in any jurisdiction.

3. INVESTMENT TRANSACTIONS:

Investment transactions for the period ended
September 30, 1999, (excluding maturities of short-term commercial notes and repurchase agreements) are as follows:

Balanced Fund
 Purchases           $  2,457,730
 Proceeds from sales    1,033,906

Equity Fund
 Purchases           $  2,864,092
 Proceeds from sales      927,094

High Yield Fund
 Purchases           $  1,931,951
 Proceeds from sales      632,287

USA Global Fund
 Purchases           $  1,823,029
 Proceeds from sales      477,973


FINANCIAL HIGHLIGHTS

Condensed data for a share of capital
stock outstanding throughout the period.

                                                               BALANCED FUND
                                               FOR THE SIX MONTH     YEAR     FOR THE PERIOD
                                                  PERIOD ENDED      ENDED   FROM JUNE 3, 1997
                                               SEPTEMBER 30, 1999 MARCH 31,    (inception)
                                                  (unaudited)        1999   TO MARCH 31, 1998

Net asset value, beginning of period                 $ 10.22        $ 11.39      $ 10.01

 Income from investment operations:
   Net investment income                                0.22           0.42         0.25
   Net gains on securities
     (both realized and unrealized)                   (0.23)         (1.17)         1.40

 Total from investment operations                     (0.01)         (0.75)         1.65

 Less distributions:
   Dividends from net investment income               (0.24)         (0.40)       (0.23)
   Distributions from capital gains                        -         (0.02)       (0.04)

 Total distributions                                  (0.24)         (0.42)       (0.27)

Net asset value, end of period                       $  9.97        $ 10.22      $ 11.39

Total return*                                        (0.20%)        (6.53%)       16.64%



Ratios/Supplemental Data
Net assets, end of period (in millions)              $     6        $     5      $     2
Ratio of expenses to average net assets**              1.08%          1.08%        1.08%
Ratio of net investment income to average
 net assets**                                          4.27%          4.76%        4.06%
Ratio of expenses to average net assets
 before voluntary expense reimbursement**              1.40%          1.33%        1.10%
Ratio of net investment income to average net assets
 before voluntary expense reimbursement**              3.94%          4.51%        4.04%
Portfolio turnover rate                                  19%            53%          57%

*Total return not annualized for periods less than one full year
**Annualized for periods less than one full year

                                                                EQUITY FUND
                                               FOR THE SIX MONTH     YEAR     FOR THE PERIOD
                                                  PERIOD ENDED      ENDED   FROM JUNE 3, 1997
                                               SEPTEMBER 30, 1999 MARCH 31,    (inception)
                                                  (unaudited)        1999   TO MARCH 31, 1998
Net asset value, beginning of period                 $ 11.54        $ 11.77      $ 10.01

 Income from investment operations:
   Net investment income                                   -           0.05         0.06
   Net gains on securities
     (both realized and unrealized)                     0.17         (0.22)         1.81

 Total from investment operations                       0.17         (0.17)         1.87

 Less distributions:
   Dividends from net investment income               (0.02)         (0.06)       (0.05)
   Distributions from capital gains                        -              -       (0.06)

 Total distributions                                  (0.02)         (0.06)       (0.11)

Net asset value, end of period                       $ 11.69        $ 11.54      $ 11.77

Total return*                                          1.47%        (1.43%)       18.81%



Ratios/Supplemental Data

Net assets, end of period (in millions)              $     9        $     7      $     4
Ratio of expenses to average net assets**              1.08%          1.08%        1.04%
Ratio of net investment income to average
 net assets**                                          0.08%          0.61%        0.94%
Ratio of expenses to average net assets
 before voluntary expense reimbursement**              1.27%          1.23%            -
Ratio of net investment income to average net assets
 before voluntary expense reimbursement**            (0.11%)          0.46%            -
Portfolio turnover rate                                  11%            64%          76%

*Total return not annualized for periods less than one full year
**Annualized for periods less than one full year

                                                              HIGH YIELD FUND
                                               FOR THE SIX MONTH     YEAR     FOR THE PERIOD
                                                  PERIOD ENDED      ENDED   FROM JUNE 3, 1997
                                               SEPTEMBER 30, 1999 MARCH 31,    (inception)
                                                  (unaudited)        1999   TO MARCH 31, 1998
Net asset value, beginning of period                 $  9.12        $ 10.62      $ 10.01

 Income from investment operations:
   Net investment income                                0.41           0.60         0.34
   Net gains on securities
     (both realized and unrealized)                   (0.20)         (1.49)         0.59

 Total from investment operations                       0.21         (0.89)         0.93

 Less distributions:
   Dividends from net investment income               (0.39)         (0.58)       (0.32)
   Distributions from capital gains                        -         (0.03)            -

 Total distributions                                  (0.39)         (0.61)       (0.32)

Net asset value, end of period                       $  8.94        $  9.12      $ 10.62

Total return*                                          2.26%        (8.45%)        9.37%

Ratios/Supplemental Data
Net assets, end of period (in millions)              $     5        $     4      $     1
Ratio of expenses to average net assets**              1.08%          1.08%        1.08%
Ratio of net investment income to average
 net assets**                                          8.94%          7.47%        5.51%
Ratio of expenses to average net assets
 before voluntary expense reimbursement**              1.50%          1.46%        1.11%
Ratio of net investment income to average net assets
 before voluntary expense reimbursement**              8.52%          7.09%        5.48%
Portfolio turnover rate                                  15%            11%          31%

*Total return not annualized for periods less than one full year
**Annualized for periods less than one full year

                                                                GLOBAL FUND
                                               FOR THE SIX MONTH     YEAR     FOR THE PERIOD
                                                  PERIOD ENDED      ENDED   FROM JUNE 3, 1997
                                               SEPTEMBER 30, 1999 MARCH 31,    (inception)
                                                  (unaudited)        1999   TO MARCH 31, 1998
Net asset value, beginning of period                 $ 11.06        $ 11.17      $ 10.01

 Income from investment operations:
   Net investment income                                0.02           0.05         0.07
   Net gains on securities
     (both realized and unrealized)                     1.13         (0.11)         1.14

 Total from investment operations                       1.15         (0.06)         1.21

 Less distributions:
   Dividends from net investment income               (0.02)         (0.05)       (0.05)
   Distributions from capital gains                        -              -            -

 Total distributions                                  (0.02)         (0.05)       (0.05)

Net asset value, end of period                       $ 12.19        $ 11.06      $ 11.17

Total return*                                         10.40%        (0.52%)       12.16%

Ratios/Supplemental Data
Net assets, end of period (in millions)              $     8        $     6      $     3
Ratio of expenses to average net assets**              1.08%          1.08%        1.04%
Ratio of net investment income to average
 net assets**                                          0.08%          0.67%        1.07%
Ratio of expenses to average net assets
 before voluntary expense reimbursement**              1.30%          1.30%            -
Ratio of net investment income to average net assets
 before voluntary expense reimbursement**            (0.15%)          0.45%            -
Portfolio turnover rate                                   7%            19%          42%

*Total return not annualized for periods less than one full year
**Annualized for periods less than one full year




This report has been prepared for the
information of the Shareholders of the AFBA
Five Star Fund, and is not to be construed as an offering of the shares of the Fund. Shares of the Fund are offered only by the Prospectus, a copy of which may be obtained by calling the Fund at
1-800-243-9865.


Distributors: Jones & Babson, Inc., Kansas City, Missouri




AFBA Five Star Fund

AFBA Five Star Balanced Fund
AFBA Five Star Equity Fund
AFBA Five Star High Yield Fund
AFBA Five Star USA Global Fund


AFBA
Five Star
FundSM


AFBA Investment Management Company
909 N. Washington Street
Alexandria, Virginia 22314
1-800-243-9865
www.afba.com

Shareholder Inquiries 1-888-578-2733


JB17E-1 (11/99) 510747